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FRONT

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HomeServices.Com Inc.

INCORPORATED UNDER THE LAWS  OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN
 NEW YORK, NY AND RIDGEFIELD PARK, NJ

SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP 437606 10 6

THIS CERTIFIES THAT      IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF HomeServices.Com Inc.
(the"Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

SECRETARY     CHAIRMAN

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
  ---------------------------------
       AUTHORIZED SIGNATURE

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BACK



HomeServices.Com Inc.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office. Such request may be made to the Corporation or the Transfer Agent.
This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between the Corporation and the Rights Agent thereunder, the terms of which are hereby incorporated by reference and a copy of which is on file at the principal offices of the Corporation and may be obtained upon written request.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM --       as tenants in common
        TEN ENT --       as tenants by the entireties
        JT TEN  --       as joint tenants with right of
                        survivorship and not as tenants
                        in common


UNIF GIFT MIN ACT   --                             Custodian
                      --------------------------            -------------------
                              (Cust)                              (Minor)

                      under Uniform Gifts to Minors Act
                                                        -----------------------
                                                                (State)

UNIF TRF MIN ACT    --                             Custodian (until age   )
                      ----------------------------                     --
                                 (Cust)
                                                   under Uniform Transfers
                      ----------------------------
                                (Minor)

                      to Minors Act
                                    --------------
                                       (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within certificate, and do hereby
irrevocably constitute and appoint                       Attorney to transfer
the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

X
X
NOTICE:


THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  ---------------------------------


THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.